Exhibit 99.2

Associated Estates Realty Corporation Third Quarter 2006 Earnings Release and Supplemental Financial Data

Vista Lago

3130 North Jog Road

West Palm Beach, FL 33411

Tel: (561) 686-8330

WebSite: www.vistalagoapts.com

Vista Lago is a pristine community in a great location, surrounded by the tranquility of lakes and wildlife, but within minutes of West Palm Beach. This community offers natural beauty, supreme architecture, and lavish amenities, including designer interior finishes, 9-foot textured ceilings, double crown molding, resort-style pool with lake views, poolside WiFi and poolside cabana with grills, 2 state-of-the-art fitness rooms, a luxurious clubhouse, and beautiful grounds with lakes and walking trails, as well as convenient access to trendy restaurants, upscale shops and nightlife.

Associated Estates Realty Corporation Phone: (216) 261-5000

1 AEC Parkway Fax: (216) 289-9600

Richmond Heights, Ohio 44143-1467 Web Site: www.aecrealty.com

Investor contact: Kimberly Kanary

Investor Relations and Corporate Communications

(216) 797-8752

kkanary@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2006 performance, which are based on certain assumptions. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expects," "projects," "believes," "plans," "anticipates," and similar expressions are intended to identify forward-looking statements. Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty, that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the ability of the Company to consummate the sale of properties pursuant to its current plan, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; changes in real estate taxes and other operating expenses (e.g., cleaning, utilities, repair and maintenance costs, insurance and administrative costs, security, landscaping, staffing and other general costs); weather and other conditions that might adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; risks associated with property acquisitions such as environmental liabilities, among others; changes in government regulations affecting properties, the rents of which are subsidized and certain aspects of which are regulated by the United States Department of Housing and Urban Development ("HUD") and other properties owned by the Company; inability to renew current contracts with HUD for rent subsidized properties at existing rents; changes in or termination of contracts relating to third party management and advisory business; risks related to the Company's joint ventures; and risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which they are located.

Associated Estates Realty Corporation Third Quarter 2006 Supplemental Financial Data

Associated Estates Realty Corporation Third Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS THIRD QUARTER RESULTS

Property Operations Continue to Exceed Expectations

with Same-Communities Net Operating Income Up 7.6 Percent

Cleveland, Ohio - October 26, 2006 - Associated Estates Realty Corporation (NYSE: AEC) today reported net loss available to common shareholders of $7.9 million, or $0.47 per share, for the third quarter ended September 30, 2006, compared with net income available to common shareholders of $12.9 million, or $0.67 per share, for the third quarter ended September 30, 2005. Third quarter 2006 results include gains from property sales of approximately $0.20 per share and defeasance and prepayment costs of $0.45 per share. Third quarter 2005 results include gains from property sales of $0.90 per share.

Funds from Operations (FFO) for the third quarter of 2006 was a negative $0.19 per share and includes $7.5 million, or approximately $0.45 per share, in defeasance and prepayment costs. Excluding defeasance and prepayment costs, FFO for the third quarter of 2006 would have been $0.26 per share compared with last year's third quarter FFO of $0.22 per share, or an 18.2 percent increase per share.

Total revenue for the third quarter of 2006 was $38.4 million compared with $36.3 million for the third quarter of 2005, an increase of 5.8 percent.

Same-Community (Market-Rate) Portfolio Results

Third-quarter revenue from the Company's same-community portfolio was up 6.0 percent, and total property operating expenses for the same-community portfolio increased 4.1 percent, resulting in a 7.6 percent increase in net operating income (NOI), compared with the third quarter last year. Physical occupancy was 95.3 percent at the end of the third quarter of 2006, a 1.2 percent occupancy increase over the third quarter of 2005.

For the third quarter, the average net collected rent per unit for the same-community portfolio increased 6.1 percent to $761 per month. Net collected rent per unit for the Company's same-community Midwest portfolio grew 4.8 percent, while net collected rent per unit for the Company's same-community Mid-Atlantic/Southeast markets grew 9.7 percent.

"NOI growth at our same-community portfolio continues to exceed our expectations as we aggressively drive revenue and focus on containing operating expenses," said John T. Shannon, senior vice president of operations.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 13 through 21.

Year to Date Performance

For the nine months ended September 30, 2006, net income available to common shareholders was $9.9 million, or $0.58 per share, compared with net income available to common shareholders of $5.7 million, or $0.29 per share for the comparable period in 2005. The results for these nine-month periods include gains from property sales of $2.24 per share in 2006 and $1.10 per share in 2005. Additionally, the results for 2006 include defeasance and prepayment costs of $0.85 per share.

Associated Estates Realty Corporation Third Quarter Earnings

FFO for the nine months ended September 30, 2006 was a negative $0.19 per share and includes $14.6 million in defeasance and prepayment costs, or approximately $0.85 per share. During this period, the Company repaid $193.5 million in debt, of which $71.3 million was funded by property sales and $122.2 million was funded by 6.1 percent mortgage loans. Excluding defeasance and prepayment costs associated with paying down debt, FFO for the first nine months of 2006 would have been $0.66 per share. FFO for the first nine months of 2005 was $0.54 per common share and included non-cash redemption costs of approximately $0.11 per share associated with the redemption of the Company's Class A Preferred Shares in January 2005. Excluding these costs, FFO for the first nine months of 2005 would have been $0.65 per share.

Corporate Activities

In 2006, the Company expects property sales to total between $75 and $100 million. During the third quarter, the Company sold one of its two congregate care communities and one of its affordable communities, recognizing gains of $3.4 million. The Company expects to use sales proceeds primarily to pay down debt and fund capital improvement programs.

Stock Repurchase

The Company has expanded its $50.0 million common share buyback program to include the ability to repurchase its Class B Series II Preferred Shares. Through September 30, 2006, the Company has repurchased 2.8 million common shares under the buyback plan at a cost of $27.6 million, for an average price of $9.83 per share.

Outlook

The Company expects total year results to be at the low end of the range previously provided of $0.98 to $1.02, before the impact of defeasance and prepayment costs. This performance would generate year-over-year FFO per share growth of 7.7 percent.

Assumptions relating to the Company's earnings guidance can be found on page 24.

Conference Call

A conference call to discuss the results will be held today, Thursday, October 26, at 2:00 p.m. Eastern. To participate in the call:

Via Telephone: The dial in number is 800-362-0571, and the passcode is "Estates."

Via the Internet (listen only): Access the Investor Relations page on the Company's website at www.aecrealty.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. Select the "Live Webcast" link at the top of the page and follow the brief instructions to register for the event. The webcast will be archived through November 9, 2006.

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Nine Months Ended September 30, 2006 and 2005 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING INFORMATION	2006	2005	2006	2005

Total revenue	$ 38,367	$ 36,303	$ 113,637	$ 105,197
Property revenue	$ 35,237	$ 32,813	$ 103,654	$ 96,017
Net (loss) income applicable to common shares	$ (7,933)	$ 12,949	$ 9,883	$ 5,674
Per share:
Basic	$ (0.47)	$ 0.67	$ 0.58	$ 0.29
Diluted	$ (0.47)	$ 0.67	$ 0.58	$ 0.29

Funds from Operations (FFO) (1)	$ (3,145)	$ 4,275	$ (3,286)	$ 10,453

FFO excluding defeasance costs, other prepayment costs,
and/or preferred redemption costs (2)	$ 4,346	$ 4,275	$ 11,288	$ 12,616

FFO per share - basic and diluted	$ (0.19)	$ 0.22	$ (0.19)	$ 0.54

FFO per share excluding defeasance costs,
other prepayment costs, and/or preferred
redemption costs - basic and diluted	$ 0.26	$ 0.22	$ 0.66	$ 0.65

Funds Available for Distribution (FAD)(1)	$ 2,983	$ 2,019	$ 7,896	$ 9,187

Dividends per share	$ 0.17	$ 0.17	$ 0.51	$ 0.51

Payout ratio - FFO	N/A	77.3%	N/A	94.4%
Payout ratio - FFO excluding defeasance costs, other
prepayment costs, and/or preferred redemption costs	65.4%	77.3%	77.3%	78.5%
Payout ratio - FAD	94.4%	170.0%	110.9%	108.5%

General and administrative expense	$ 2,679	$ 1,994	$ 7,672	$ 6,135
Interest expense (3)	$ 9,641	$ 10,481	$ 29,864	$ 30,419
Interest coverage ratio (4)	1.58:1	1.53:1	1.50:0	1.54:1
Fixed charge coverage ratio (5)	1.41:1	1.38:1	1.34:1	1.38:1
General and administrative expense to property revenue	7.6%	6.1%	7.4%	6.4%
Interest expense to property revenue	27.4%	32.0%	28.8%	31.7%
Property NOI (6)	$ 18,563	$ 17,149	$ 53,835	$ 50,518
ROA (7)	7.6%	7.5%	7.6%	7.5%
Same community market-rate revenue increase	6.0%	3.0%	5.7%	3.2%
Same community market-rate expense increase	4.1%	4.9%	6.6%	6.7%
Same community market-rate NOI increase	7.6%	1.2%	4.8%	0.3%
Same community market-rate operating margins	53.0%	51.8%	52.1%	52.6%

(1) See page 9 for a reconciliation of net (loss) income to these non-GAAP measurements and page 25 for the Company's definition of these non-GAAP measurements.

(2) See page 25 for the Company's definition of this non-GAAP measurement.

(3) Excludes amortization of financing fees of $251 and $767 for 2006 and $273 and $798 for 2005. Additionally, it excludes $7,491 and $14,574 of defeasance costs and other prepayment costs for 2006.

(4) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance costs and preferred redemption cost write-off. See page 26 for a reconciliation of net income (loss) to EBITDA and for the Company's definition of EBITDA.

(5) Represents interest expense and preferred stock dividend payment coverage, excluding defeasance costs and preferred redemption cost write-off.

(6) See page 27 for a reconciliation of net income (loss) to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(7) ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets.

Associated Estates Realty Corporation Financial and Operating Highlights Third Quarter 2006 (Unaudited; in thousands, except per share and ratio data)

	September 30,	December 31,
MARKET CAPITALIZATION DATA	2006	2005

Net real estate investments	$ 625,254	$ 645,937
Total assets	$ 658,322	$ 719,242

Debt	$ 519,561	$ 573,570
Minority interest	$ 1,849	$ 2,172
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred
Shares	$ 58,000	$ 58,000
Total shareholders' equity	$ 101,329	$ 108,980

Common shares outstanding	17,113	17,950
Share price, end of period	$ 15.47	$ 9.04

Total market capitalization(1)	$ 864,961	$ 816,505

Undepreciated book value of real estate(2)	$ 917,540	$ 944,725

Debt to undepreciated book value of real estate	56.6%	60.7%

Debt to total market capitalization(1)	62.7%	73.0%

Annual dividend	$ 0.68	$ 0.68

Annual dividend yield based on share price, end of period	4.4%	7.5%

(1) Includes the Company's share of unconsolidated debt of $22,662 and $22,667 as of September 30, 2006 and December 31, 2005.

(2) Includes $4,560 and $4,556 of undepreciated real estate associated with one property classified as held for sale at September 30, 2006 and December 31, 2005.

Associated Estates Realty Corporation Financial and Operating Highlights Third Quarter 2006

PORTFOLIO INFORMATION
		No. of	Average Age of
Company Portfolio:	Properties	Units	Owned Properties
Directly owned:
Affordable Housing	11	1,146	28
"Same Community" Market-Rate	55	13,760	16
Acquisition	1	168	11
Held for Sale	1	120	26
Total directly owned	68	15,194	17
Joint ventures:
Affordable Housing	1	108	24
Market-Rate	1	843	6
Total joint ventures	2	951	8
Third party managed:
Affordable Housing	29	4,604
Market-Rate	4	599
Total third party managed	33	5,203

Total Company Portfolio	103	21,348

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Third Quarter 2006 (Unaudited; dollar amounts in thousands)

	September 30,	December 31,
	2006	2005
ASSETS
Real estate assets
Investment in real estate	$ 911,519	$ 939,149
Construction in progress	1,461	1,020
Less: accumulated depreciation	(288,003)	(294,505)
	624,977	645,664
Real estate associated with property held for sale, net	277	273

Real estate, net	625,254	645,937
Cash and cash equivalents	2,392	39,733
Restricted cash	8,180	8,497
Other assets	22,496	25,075
Total assets	$ 658,322	$ 719,242

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$ 482,311	$ 547,790
Lines of credit borrowings	11,470	-
Unsecured borrowings	25,780	25,780
Total debt	519,561	573,570
Accounts payable, accrued expenses and other liabilities	35,583	34,520
Total liabilities	555,144	608,090

Operating partnership minority interest	1,849	2,172

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized;
8.70% Class B Series II cumulative redeemable, $250 per share
liquidation preference, 232,000 issued and outstanding	58,000	58,000
Common shares, without par value, $.10 stated value; 41,000,000 authorized; 22,995,763 issued and 17,113,292 and 17,950,326
outstanding at September 30, 2006 and December 31, 2005,
respectively	2,300	2,300
Paid-in capital	280,524	278,885
Accumulated distributions in excess of accumulated net income	(183,118)	(184,303)
Accumulated other comprehensive loss	(97)	(25)
Less: Treasury shares, at cost, 5,882,471 and 5,045,437 shares
at September 30, 2006 and December 31, 2005, respectively	(56,280)	(45,877)
Total shareholders' equity	101,329	108,980
Total liabilities and shareholders' equity	$ 658,322	$ 719,242

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Nine Months Ended September 30, 2006 and 2005 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
REVENUE
Property revenue	$ 35,237	$ 32,813	$ 103,654	$ 96,017
Management and service company revenue:
Fees, reimbursements and other	2,914	3,172	9,173	8,669
Painting services	216	318	810	511
Total revenue	38,367	36,303	113,637	105,197

EXPENSES
Property operating and maintenance	16,674	15,664	49,819	45,499
Depreciation and amortization	8,233	8,208	24,821	24,274
Direct property management and service companies expenses	3,188	3,303	9,911	9,325
Painting services and charges	272	347	1,021	647
General and administrative	2,679	1,994	7,672	6,135
Total expenses	31,046	29,516	93,244	85,880
Operating income	7,321	6,787	20,393	19,317
Interest income	96	56	586	239
Interest expense	(17,383)	(10,754)	(45,205)	(31,217)
(Loss) income before equity in net loss of joint ventures,
minority interest and income from discontinued operations	(9,966)	(3,911)	(24,226)	(11,661)
Equity in net loss of joint ventures	(139)	(68)	(387)	(567)
Minority interest in operating partnership	(15)	(16)	(47)	(48)
(Loss) income from continuing operations	(10,120)	(3,995)	(24,660)	(12,276)
Income from discontinued operations:
Operating income	52	799	208	2,544
Gain on disposition of properties	3,397	17,406	38,120	21,437
Income from discontinued operations	3,449	18,205	38,328	23,981
Net (loss) income	(6,671)	14,210	13,668	11,705
Preferred share dividends	(1,262)	(1,261)	(3,785)	(3,868)
Original cost associated with redemption of preferred shares	-	-	-	(2,163)
Net (loss) income applicable to common shares	$ (7,933)	$ 12,949	$ 9,883	$ 5,674

Earnings per common share - basic:
(Loss) income from continuing operations applicable to common shares	$ (0.67)	$ (0.27)	$ (1.67)	$ (0.94)
Income from discontinued operations	0.20	0.94	2.25	1.23
Net (loss) income applicable to common shares	$ (0.47)	$ 0.67	$ 0.58	$ 0.29

Earnings per common share - diluted:
(Loss) income from continuing operations applicable to common shares	$ (0.67)	$ (0.27)	$ (1.67)	$ (0.94)
Income from discontinued operations	0.20	0.94	2.25	1.23
Net (loss) income applicable to common shares	$ (0.47)	$ 0.67	$ 0.58	$ 0.29

Weighted average shares outstanding - basic	16,892	19,257	17,016	19,478
Weighted average shares outstanding - diluted	16,892	19,257	17,016	19,478

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
CALCULATION OF FFO AND FAD	2006	2005	2006	2005

Net (loss) income applicable to common shares	$ (7,933)	$ 12,949	$ 9,883	$ 5,674

Add: Depreciation - real estate assets	7,772	8,118	23,386	24,433
Depreciation - real estate assets - joint ventures	242	240	720	719
Amortization of joint venture deferred costs	8	8	26	25
Amortization of intangible assets	163	366	819	1,039
Less: Gain on disposition of properties	(3,397)	(17,406)	(38,120)	(21,437)
Funds From Operations (FFO) (1)	(3,145)	4,275	(3,286)	10,453

Add: Defeasance costs and other prepayment costs	7,491	-	14,574	-
Add: Original costs associated with redemption of
preferred shares	-	-	-	2,163

Funds From Operations (FFO) excluding defeasance
costs, other prepayment costs,
and/or preferred redemption costs (1)	4,346	4,275	11,288	12,616

Add: Depreciation - other assets	328	399	1,020	1,231
Depreciation - other assets - joint ventures	51	39	141	134
Amortization of deferred financing fees	255	261	792	885
Amortization of deferred financing fees - joint ventures	12	13	36	35

Less: Fixed asset additions (2)	(1,944)	(2,923)	(5,262)	(5,640)
Fixed asset additions - joint ventures (2)	(65)	(45)	(119)	(74)
Funds Available for Distribution (FAD) (1)	$ 2,983	$ 2,019	$ 7,896	$ 9,187

Weighted average shares outstanding - basic	16,892	19,257	17,016	19,478
Weighted average shares outstanding - diluted	16,892	19,257	17,016	19,478

PER SHARE INFORMATION:

FFO - basic and diluted	$ (0.19)	$ 0.22	$ (0.19)	$ 0.54
FFO excluding defeasance costs, other prepayment costs,
and/or preferred redemption costs - basic and diluted	$ 0.26	$ 0.22	$ 0.66	$ 0.65
Dividends	$ 0.17	$ 0.17	$ 0.51	$ 0.51
Payout ratio - FFO	N/A	77.3%	N/A	94.4%
Payout ratio - FFO excluding defeasance costs, other prepayment
costs, and/or preferred redemption costs	65.4%	77.3%	77.3%	78.5%
Payout ratio - FAD	94.4%	170.0%	110.9%	108.5%

(1) See page 25 for the Company's definition of these non-GAAP measurements.

(2) Fixed asset additions exclude development, investment and non-recurring capital additions and only reflect the Company's prorata share of recurring joint venture capital additions.

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended September 30, 2006 and 2005 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended September 30,
	2006			2005
	Sold	Held for Sale	Total	Sold	Held for Sale	Total
REVENUE
Property revenue	$ 272	$ 275	$ 547	$ 4,117	$ 300	$ 4,417

EXPENSES
Property operating and maintenance	182	269	451	2,380	286	2,666
Depreciation and amortization	33	-	33	652	11	663
Total expenses	215	269	484	3,032	297	3,329
Operating income	57	6	63	1,085	3	1,088
Interest income	4	-	4	2	-	2
Interest expense, net	(15)	-	(15)	(291)	-	(291)
Gain on disposition of properties	3,397	-	3,397	17,406	-	17,406
Income from discontinued operations	$ 3,443	$ 6	$ 3,449	$ 18,202	$ 3	$ 18,205

Earnings per common share - basic:
Income from discontinued operations	$ 0.20	$ 0.00	$ 0.20	$ 0.94	$ 0.00	$ 0.94

Earnings per common share - diluted:
Income from discontinued operations	$ 0.20	$ 0.00	$ 0.20	$ 0.94	$ 0.00	$ 0.94

Weighted average shares outstanding-basic	16,892	16,892	16,892	19,257	19,257	19,257
Weighted average shares outstanding-diluted	16,892	16,892	16,892	19,257	19,257	19,257

(1) In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are one property held for sale at September 30, 2006, two properties disposed of in 2006 and three properties disposed of in 2005.

Associated Estates Realty Corporation Discontinued Operations (1) Nine Months Ended September 30, 2006 and 2005 (Unaudited; dollar and share amounts in thousands)

	Nine Months Ended September 30,
	2006			2005
	Sold	Held for Sale	Total	Sold	Held for Sale	Total
REVENUE
Property revenue	$ 3,525	$ 871	$ 4,396	$ 13,547	$ 850	$ 14,397

EXPENSES
Property operating and maintenance	2,848	867	3,715	7,751	879	8,630
Depreciation and amortization	429	-	429	2,445	70	2,515
Total expenses	3,277	867	4,144	10,196	949	11,145
Operating income (loss)	248	4	252	3,351	(99)	3,252
Interest income	9	-	9	5	-	5
Interest expense, net	(53)	-	(53)	(713)	-	(713)
Gain on disposition of properties	38,120	-	38,120	21,437	-	21,437
Income (loss) from discontinued operations	$ 38,324	$ 4	$ 38,328	$ 24,080	$ (99)	$ 23,981

Earnings per common share - basic:
Income (loss) from discontinued operations	$ 2.25	$ 0.00	$ 2.25	$ 1.24	$ (0.01)	$ 1.23

Earnings per common share - diluted:
Income (loss) from discontinued operations	$ 2.25	$ 0.00	$ 2.25	$ 1.24	$ (0.01)	$ 1.23

Weighted average shares outstanding-basic	17,016	17,016	17,016	19,478	19,478	19,478
Weighted average shares outstanding-diluted	17,016	17,016	17,016	19,478	19,478	19,478

(1) In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are one property held for sale at September 30, 2006, four properties disposed of in 2006 and three properties disposed of in 2005.

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Nine Months Ended
		September 30, 2006
	Estimated
	GAAP Useful		Cost
	Life (Years)	Amount	Per Unit(1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE

Repairs and maintenance(2)		$ 10,390	$ 684
Maintenance personnel labor cost(2)		5,108	336
Total Operating Expenses Related to Repairs and Maintenance		15,498	1,020

CAPITAL EXPENDITURES

Recurring Capital Expenditures (3)
Amenities	5	256	17
Appliances	5	594	39
Building improvements(4)	14	3,921	258
Carpet and flooring	5	2,223	146
Furnishings	5	17	1
HVAC and mechanicals	15	522	34
Landscaping and grounds	14	1,361	90
Suite improvements	5	138	9
Miscellaneous	5	74	5

Total Recurring Capital Expenditures - Properties		9,106	599

Corporate capital expenditures(5)		305	20
Less: Capital to be funded from the sale of properties (6)		(4,149)	(273)
Total Recurring Capital Expenditures		5,262	346

Total Recurring Capital Expenditures and Repairs and Maintenance		$ 20,760	$ 1,366

Total Recurring Capital Expenditures		$ 5,262

Investment/Revenue Enhancing Expenditures(7):
Siding/Painting	10	565
Building improvements	various	663
Total Investment/Revenue Enhancing Expenditures		1,228

Acquisition Capital	various	256

Capital to be funded from the sale of properties (6)	various	4,149

Grand Total Capital Expenditures		$ 10,895

(1) Calculated using 15,194 units, including 1,146 affordable housing units, 288 acquisition/disposition property units, and 13,760 same community market-rate units.

(2) Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3) See page 28 for the Company's definition of recurring fixed asset additions.

(4) Includes primarily building exterior work, exterior painting and new roofs.

(5) Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(6) The Company's practice has been to fund recurring capital expenditures via funds provided by operations and to fund investment/revenues enhancing expenditures either through proceeds from property sales, borrowings on the lines of credit or property refinancings. For 2006, the Company has budgeted to fund a portion of the recurring capital expenditures through the proceeds from property sales. The amount shown represents the prorata amount for the nine months ended September 30, 2006.

(7) See page 28 for the Company's definition of investment/revenue enhancing additions.

Associated Estates Realty Corporation "Same Community" Market-Rate Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005

Property Revenue	$ 32,333	$ 31,881	$ 30,911	$ 30,410	$ 30,515

Property Operating and Maintenance Expenses
Personnel	3,798	3,875	3,934	3,334	3,707
Advertising	436	465	490	432	453
Utilities	1,888	1,776	2,166	1,955	1,800
Repairs and maintenance	3,107	3,468	2,639	2,538	2,990
Real estate taxes and insurance	4,743	4,410	4,647	4,481	4,403
Other operating	1,221	1,248	1,007	1,235	1,237
Total Expenses	15,193	15,242	14,883	13,975	14,590

Net Operating Income (1)	$ 17,140	$ 16,639	$ 16,028	$ 16,435	$ 15,925

Operating Margin	53.0%	52.2%	51.9%	54.0%	52.2%

Total Number of Units	13,760	13,760	13,760	13,760	13,760

NOI Per Unit	$ 1,246	$ 1,209	$ 1,165	$ 1,194	$ 1,157

Average Net Collected Per Unit (2)	$ 761	$ 748	$ 727	$ 715	$ 717

Physical Occupancy - End of Period (3)	95.3%	95.4%	94.8%	92.9%	94.1%

(1) The net operating income shown for all quarters includes the results for Vista Lago Apartments acquired by the Company in March 2005.

(2) Represents gross potential rents less vacancies and concessions.

(3) Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation

"Same Community" Market-Rate Data

Operating Results for the Nine Months Ended September 30, 2006 and 2005

(Unaudited, in thousands, except unit totals and per unit amounts)

	Nine Months Ended
	September 30,
	2006	2005

Property Revenue	$ 91,643	$ 86,737

Property Operating and Maintenance Expenses
Personnel	11,384	10,929
Advertising	1,370	1,290
Utilities	5,682	5,292
Repairs and maintenance	8,940	8,022
Real estate taxes and insurance	13,075	12,342
Other operating	3,421	3,266
Total Expenses	43,872	41,141

Net Operating Income (1)	$ 47,771	$ 45,596

Operating Margin	52.1%	52.6%

Total Number of Units	13,444	13,444

NOI Per Unit	$ 3,553	$ 3,392

Average Net Collected Per Unit (2)	$ 735	$ 696

Physical Occupancy - End of Period (3)	95.4%	94.0%

(1) The net operating income shown for both years excludes the results for Vista Lago Apartments acquired by the Company in March 2005.

(2) Represents gross potential rents less vacancies and concessions.

(3) Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation "Same Community" Market-Rate Data As of September 30, 2006 and September 30, 2005 (Unaudited, in thousands, except unit totals and per unit amounts)

			Net Rent Collected per Unit (1)			Average Rent per Unit (2)			Physical Occupancy (3)		Turnover Ratio (4)
	No. of	Average	Q3	Q3%		Q3	Q3%		Q3	Q3	Q3	Q3
	Units	Age(5)	2006	2005	Change	2006	2005	Change	2006	2005	2006	2005

Florida	1,272	7	$ 1,176	$1,066	10.3%	$ 1,270	$ 1,165	9.0%	93.2%	96.9%	72.0%	73.0%
Georgia	706	19	688	624	10.3%	855	845	1.2%	95.5%	96.6%	75.4%	64.0%
Indiana	836	10	745	719	3.7%	891	873	2.0%	95.7%	94.0%	88.5%	94.7%
Metro D.C.	667	20	1,164	1,078	8.0%	1,220	1,162	5.0%	97.0%	94.6%	58.2%	61.8%
Michigan	2,888	15	694	671	3.4%	837	820	2.1%	97.3%	94.2%	68.7%	65.8%
North Carolina	276	12	636	611	4.2%	853	837	2.0%	92.8%	93.8%	60.9%	59.4%
Ohio - Central Ohio	3,135	14	665	641	3.8%	777	746	4.2%	94.6%	94.7%	83.3%	75.5%
Ohio - Northeastern Ohio	2,348	21	743	694	7.1%	862	839	2.7%	93.6%	92.8%	72.9%	55.2%
Ohio - Toledo, Ohio	1,060	20	622	596	4.5%	749	714	4.8%	96.5%	90.7%	83.8%	72.1%
Pennsylvania	468	20	674	613	10.0%	810	762	6.3%	95.9%	91.2%	71.8%	62.4%
Texas	104	13	960	857	12.0%	1,114	1,100	1.3%	100.0%	94.2%	46.2%	65.4%
Total/Average "Same Community"
Market-Rate	13,760	16	$ 761	$ 717	6.1%	$ 885	$ 852	3.9%	95.3%	94.1%	75.0%	68.6%

(1) Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2) Represents gross potential rents for all units divided by the number of units in a market.

(3) Represents physical occupancy at the end of the quarter.

(4) Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(5) Age shown in years.

Associated Estates Realty Corporation Property Revenue For the Three Months Ended September 30, 2006 and 2005

		2006	2005	Q3	Q3
Property Revenue	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 1,945	$ 1,865	$ 80	4.3%
Michigan	2,888	97.3%	94.2%	6,234	6,039	195	3.2%
Ohio - Central Ohio	3,135	94.6%	94.7%	6,426	6,234	192	3.1%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	5,401	5,013	388	7.7%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	2,072	1,945	127	6.5%
Pennsylvania	468	95.9%	91.2%	982	897	85	9.5%
Total Midwest Properties	10,735	95.5%	93.5%	23,060	21,993	1,067	4.9%

Mid-Atlantic/Southeast Properties
Florida	1,272	93.2%	96.9%	4,605	4,197	408	9.7%
Georgia	706	95.5%	96.6%	1,480	1,344	136	10.1%
Metro D.C.	667	97.0%	94.6%	2,351	2,194	157	7.2%
North Carolina	276	92.8%	93.8%	538	518	20	3.9%
Texas	104	100.0%	94.2%	299	269	30	11.2%
Total Mid-Atlantic/Southeast Properties	3,025	94.7%	96.0%	9,273	8,522	751	8.8%
Total "Same Community" Market-Rate	13,760	95.3%	94.1%	32,333	30,515	1,818	6.0%

Affordable Housing
Ohio	1,146	99.5%	99.5%	2,374	2,298	76	3.3%

Acquisitions (2)
Georgia	168	97.6%	N/A	530	-	530	100.0%
Total Property Revenue	15,074	95.6%	94.4%	$ 35,237	$ 32,813	$ 2,424	7.4%

(1) Represents physical occupancy at the end of the quarter.

(2) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended September 30, 2006 and 2005

		2006	2005	Q3	Q3
Property Operating Expenses	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 877	$ 821	$ 56	6.8%
Michigan	2,888	97.3%	94.2%	3,041	2,930	111	3.8%
Ohio - Central Ohio	3,135	94.6%	94.7%	3,204	3,077	127	4.1%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	2,669	2,711	(42)	(1.5)%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	1,201	997	204	20.5%
Pennsylvania	468	95.9%	91.2%	429	453	(24)	(5.3)%
Total Midwest Properties	10,735	95.5%	93.5%	11,421	10,989	432	3.9%

Mid-Atlantic/Southeast Properties
Florida	1,272	93.2%	96.9%	1,775	1,656	119	7.2%
Georgia	706	95.5%	96.6%	775	765	10	1.3%
Metro D.C.	667	97.0%	94.6%	798	753	45	6.0%
North Carolina	276	92.8%	93.8%	257	267	(10)	(3.7)%
Texas	104	100.0%	94.2%	167	160	7	4.4%
Total Mid-Atlantic/Southeast Properties	3,025	94.7%	96.0%	3,772	3,601	171	4.7%
Total "Same Community" Market-Rate	13,760	95.3%	94.1%	15,193	14,590	603	4.1%

Affordable Housing
Ohio	1,146	99.5%	99.5%	1,190	1,074	116	11.0%

Acquisitions (2)
Georgia	168	97.6%	N/A	291	-	291	100.0%
Total Property Operating Expenses	15,074	95.6%	94.4%	$ 16,674	$ 15,664	$ 1,010	6.5%

(1) Represents physical occupancy at the end of the quarter.

(2) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended September 30, 2006 and 2005

		2006	2005	Q3	Q3
Property NOI (1)	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 1,068	$ 1,044	$ 24	2.3%
Michigan	2,888	97.3%	94.2%	3,193	3,109	84	2.7%
Ohio - Central Ohio	3,135	94.6%	94.7%	3,222	3,157	65	2.1%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	2,732	2,302	430	18.7%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	871	948	(77)	(8.1)%
Pennsylvania	468	95.9%	91.2%	553	444	109	24.5%
Total Midwest Properties	10,735	95.5%	93.5%	11,639	11,004	635	5.8%

Mid-Atlantic/Southeast Properties
Florida	1,272	93.2%	96.9%	2,830	2,541	289	11.4%
Georgia	706	95.5%	96.6%	705	579	126	21.8%
Metro D.C.	667	97.0%	94.6%	1,553	1,441	112	7.8%
North Carolina	276	92.8%	93.8%	281	251	30	12.0%
Texas	104	100.0%	94.2%	132	109	23	21.1%
Total Mid-Atlantic/Southeast Properties	3,025	94.7%	96.0%	5,501	4,921	580	11.8%
Total "Same Community" Market-Rate	13,760	95.3%	94.1%	17,140	15,925	1,215	7.6%

Affordable Housing
Ohio	1,146	99.5%	99.5%	1,184	1,224	(40)	(3.3)%

Acquisitions (3)
Georgia	168	97.6%	N/A	239	-	239	100.0%
Total Property NOI	15,074	95.6%	94.4%	$ 18,563	$ 17,149	$ 1,414	8.2%

(1) See page 27 for a reconciliation of net income (loss) to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2) Represents physical occupancy at the end of the quarter.

(3) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Property Revenue For the Nine Months Ended September 30, 2006 and 2005

		2006	2005
Property Revenue	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 5,749	$ 5,562	$ 187	3.4%
Michigan	2,888	97.3%	94.2%	18,265	17,860	405	2.3%
Ohio - Central Ohio	3,135	94.6%	94.7%	19,083	18,505	578	3.1%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	15,818	14,451	1,367	9.5%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	6,041	5,957	84	1.4%
Pennsylvania	468	95.9%	91.2%	2,837	2,605	232	8.9%
Total Midwest Properties	10,735	95.5%	93.5%	67,793	64,940	2,853	4.4%

Mid-Atlantic/Southeast Properties
Florida	956	94.1%	96.5%	10,180	8,996	1,184	13.2%
Georgia	706	95.5%	96.6%	4,330	3,983	347	8.7%
Metro D.C.	667	97.0%	94.6%	6,878	6,523	355	5.4%
North Carolina	276	92.8%	93.8%	1,596	1,513	83	5.5%
Texas	104	100.0%	94.2%	866	782	84	10.7%
Total Mid-Atlantic/Southeast Properties	2,709	95.3%	95.7%	23,850	21,797	2,053	9.4%
Total "Same Community" Market-Rate	13,444	95.4%	94.0%	91,643	86,737	4,906	5.7%

Affordable Housing
Ohio	1,146	99.5%	99.5%	6,995	6,882	113	1.6%

Acquisitions (2)
Florida	316	90.2%	98.1%	3,477	2,398	1,079	45.0%
Georgia	168	97.6%	N/A	1,539	-	1,539	100.0%
Total Property Revenue	15,074	95.6%	94.4%	$ 103,654	$ 96,017	$ 7,637	8.0%

(1) Represents physical occupancy at the end of the quarter.

(2) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Property Operating Expenses For the Nine Months Ended September 30, 2006 and 2005

		2006	2005
Property Operating Expenses	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 2,565	$ 2,475	$ 90	3.6%
Michigan	2,888	97.3%	94.2%	9,042	8,425	617	7.3%
Ohio - Central Ohio	3,135	94.6%	94.7%	9,620	9,066	554	6.1%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	8,386	7,918	468	5.9%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	3,249	2,810	439	15.6%
Pennsylvania	468	95.9%	91.2%	1,342	1,344	(2)	(0.1)%
Total Midwest Properties	10,735	95.5%	93.5%	34,204	32,038	2,166	6.8%

Mid-Atlantic/Southeast Properties
Florida	956	94.1%	96.5%	3,934	3,553	381	10.7%
Georgia	706	95.5%	96.6%	2,192	2,118	74	3.5%
Metro D.C.	667	97.0%	94.6%	2,250	2,182	68	3.1%
North Carolina	276	92.8%	93.8%	811	785	26	3.3%
Texas	104	100.0%	94.2%	481	465	16	3.4%
Total Mid-Atlantic/Southeast Properties	2,709	95.3%	95.7%	9,668	9,103	565	6.2%
Total "Same Community" Market-Rate	13,444	95.4%	94.0%	43,872	41,141	2,731	6.6%

Affordable Housing
Ohio	1,146	99.5%	99.5%	3,777	3,427	350	10.2%

Acquisitions (2)
Florida	316	90.2%	98.1%	1,446	931	515	55.3%
Georgia	168	97.6%	N/A	724	-	724	100.0%
Total Property Operating Expenses	15,074	95.6%	94.4%	$ 49,819	$ 45,499	$ 4,320	9.5%

(1) Represents physical occupancy at the end of the quarter.

(2) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Nine Months Ended September 30, 2006 and 2005

		2006	2005
Property NOI (1)	No. of	Physical	Physical	2006	2005	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease )	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	95.7%	94.0%	$ 3,184	$ 3,087	$ 97	3.1%
Michigan	2,888	97.3%	94.2%	9,223	9,435	(212)	(2.2)%
Ohio - Central Ohio	3,135	94.6%	94.7%	9,463	9,439	24	0.3%
Ohio - Northeastern Ohio	2,348	93.6%	92.8%	7,432	6,533	899	13.8%
Ohio - Toledo, Ohio	1,060	96.5%	90.7%	2,792	3,147	(355)	(11.3)%
Pennsylvania	468	95.9%	91.2%	1,495	1,261	234	18.6%
Total Midwest Properties	10,735	95.5%	93.5%	33,589	32,902	687	2.1%

Mid-Atlantic/Southeast Properties
Florida	956	94.1%	96.5%	6,246	5,443	803	14.8%
Georgia	706	95.5%	96.6%	2,138	1,865	273	14.6%
Metro D.C.	667	97.0%	94.6%	4,628	4,341	287	6.6%
North Carolina	276	92.8%	93.8%	785	728	57	7.8%
Texas	104	100.0%	94.2%	385	317	68	21.5%
Total Mid-Atlantic/Southeast Properties	2,709	95.3%	95.7%	14,182	12,694	1,488	11.7%
Total "Same Community" Market-Rate	13,444	95.4%	94.0%	47,771	45,596	2,175	4.8%

Affordable Housing
Ohio	1,146	99.5%	99.5%	3,218	3,455	(237)	(6.9)%

Acquisitions (3)
Florida	316	90.2%	98.1%	2,031	1,467	564	38.4%
Georgia	168	97.6%	N/A	815	-	815	100.0%
Total Property NOI	15,074	95.6%	94.4%	$ 53,835	$ 50,518	$ 3,317	6.6%

(1) See page 27 for a reconciliation of net income (loss) to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2) Represents physical occupancy at the end of the quarter.

(3) The Company defines acquisition properties as acquired properties which have not yet reached stabilization. A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

Associated Estates Realty Corporation Debt Structure As of September 30, 2006 (Dollar and share amounts in thousands)

			Current
	Balance	Percentage	Weighted
	Outstanding	of	Average
	September 30, 2006	Total Debt	Interest Rate

FIXED RATE DEBT
Mortgages payable - CMBS	$ 312,181	60.1%	7.6%
Mortgages payable - other	132,209	25.4%	6.1%
Unsecured borrowing	25,780	5.0%	7.9%
Total fixed rate debt	470,170	90.5%	7.3%

VARIABLE RATE DEBT
Mortgages payable	37,921	7.3%	6.6%
Line of credit borrowings	11,470	2.2%	6.8%
Total variable rate debt	49,391	9.5%	6.7%
TOTAL DEBT	$ 519,561	100.0%	7.2%

Interest coverage ratio (1)	1.58:1
Fixed charge coverage ratio (2)	1.41:1

Weighted average maturity	5.1 years

SCHEDULED PRINCIPAL MATURITIES
	Fixed Rate - CMBS	Fixed Rate - Other	Variable Rate	Total

2006	$ -	$ -	$ 1,221	$ 1,221
2007	53,665	-	-	53,665
2008 (3)	36,307	-	11,470	47,777
2009	54,371	-	-	54,371
2010	51,092	-	32,800	83,892
2011	68,869	-	3,900	72,769
Thereafter	47,877	157,989	-	205,866
Total	$ 312,181	$157,989	$ 49,391	$ 519,561

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005

INTEREST RATE SWAP
Amortization of termination fee (4)	$ (189)	$ (99)	$ (431)	$ (481)
Interest rate swap expense	-	(33)	-	(144)
Total	$ (189)	$ (132)	$ (431)	$ (625)

(1) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance costs and preferred redemption cost write-off. See page 26 for a reconciliation of net income (loss) to EBITDA and for the Company's definition of EBITDA.

(2) Represents interest expense and preferred stock dividend payment coverage, excluding defeasance costs and preferred redemption cost write-off.

(3) Includes one of the Company's lines of credit which matures in 2008.

(4) On December 11, 2000, the Company executed termination agreements for two swaps. The Company received termination payments totaling $3.2 million, which are being amortized over the remaining terms of the swaps through 2007, at the rate of $30,019 month or $360,237 per year. In connection with the defeasance of one mortgage loan during the quarter ended March 31, 2006 and the defeasance of another loan during the quarter ended September 30, 2006, the Company wrote off $57,000 and $106,000, respectively, which were the remaining unamortized portion of the fee related to these two loans.

Associated Estates Realty Corporation Joint Venture Summary Data For the Three and Nine Months Ended September 30, 2006 and 2005 (Unaudited, dollar amounts in thousands)

Balance Sheet Data	September 30,	December 31,
	2006	2005

Real estate, net	$ 52,160	$ 54,057
Other assets	3,107	2,249
	$ 55,267	$ 56,306

Amount payable to the Company	$ -	$ 69
Mortgage payable	46,163	46,173
Other liabilities	1,166	902
Equity	7,938	9,162
	$ 55,267	$ 56,306

Beneficial Interest in Operations	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005

Property revenue	$ 1,075	$ 991	$ 3,126	$ 2,802
Cost of operations	561	514	1,620	1,618
Revenue less cost of operations	514	477	1,506	1,184
Interest expense	(340)	(246)	(970)	(838)
Depreciation - real estate assets	(242)	(240)	(720)	(719)
Depreciation - other	(51)	(39)	(141)	(134)
Amortization of deferred costs	(8)	(8)	(26)	(25)
Amortization of deferred financing fees	(12)	(12)	(36)	(35)
Net (loss) income	(139)	(68)	(387)	(567)
Add:
Depreciation - real estate assets	242	240	720	719
Amortization of deferred costs	8	8	26	25
Funds From Operations (FFO) (1)	$ 111	$ 180	$ 359	$ 177

	Number of		AERC's
Summary of Debt	Units	At 100%	Prorata Share	Maturity Date

Lakeshore Village (50.0% Affordable)	108	$ 4,163	$ 2,082	8/1/2031
Idlewylde Apartments (49.0% Market-Rate)	843	42,000	20,580	6/1/2010

Total of all joint ventures	951	$ 46,163	$ 22,662

(1) See page 25 for the Company's definition of this non-GAAP measurement.

Associated Estates Realty Corporation 2006 Financial Outlook As of October 26, 2006

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected. Please see the paragraph on forward-looking statements on the cover of this document for a list of risk factors. In addition, the timing of property sales, the net sale proceeds generated from property sales, and the timing of the use of the net sale proceeds, along with changes to interest rates could have a material impact on the projections included in these forward-looking statements.

Earnings Guidance Per Common Share - Diluted
Expected net income	$1.42 to $1.46
Expected real estate depreciation and amortization	1.87
Expected adjustments to unconsolidated joint ventures	0.06
Expected defeasance costs and other prepayment costs on secured debt	1.13
Expected gains on disposition of properties	(3.50)
Expected Funds from Operations (FFO) Excluding Defeasance Costs
and Other Prepayment Costs (1)	$0.98 to $1.02

Same Community Portfolio
Revenue growth	5.5% to 6.0%
Expense growth	6.25% to 6.75%
Property NOI(2) growth	4.75% to 5.25%
Physical occupancy	94%

Transactions
Dispositions	$75 - $100 million
Acquisitions	$0 million
Development	$0 million

Corporate Expenses
General and administrative expense growth	20.0%

Debt
Capitalized interest	$0 million
Expensed interest (excluding debt extinguishment costs)	$39.2 million
LIBOR	4.37% to 5.32%
Expected defeasance costs	$19.3 million

Capital Structure
Common share repurchases	$10 million

(1) See page 25 for the Company's definition of this non-GAAP measurement.

(2) See page 27 for the Company's definition of this non-GAAP measurement.

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below. The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") Excluding Defeasance Costs, Other Prepayment Costs and/or Preferred Redemption Costs

The Company defines FFO excluding defeasance costs, other prepayment costs and/or preferred redemption costs as FFO, as defined above, plus the add back of defeasance costs and other prepayment costs of $7,491,000 and $14,574,000 for the quarter and nine months ended September 30, 2006, respectively, and the $2,163,000 original issuance costs associated with the redemption of preferred shares for the nine months ended September 30, 2005. In accordance with GAAP, these prepayment costs are included as interest expense in the Company's Consolidated Statement of Operations. These costs are the costs associated with the defeasance (prepayment) of five and 13 loans, respectively. Additionally, included are the write-off of costs associated with the prepayment of three other loans. Also, in accordance with GAAP, the Company reclassified the original issuance costs associated with the reclassification of the original issuance costs associated with the redemption of the Series A Preferred Shares in January 2005. The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO plus depreciation-other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The Company considers EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt. Below is a reconciliation of net (loss) income available to common shareholders to EBITDA.

	Three Months Ended September 30,
	2006	2005

Net (loss) income available to common shareholders	$ (7,933)	$ 12,949
Equity in net loss of joint venture	139	68
Preferred share dividends	1,262	1,261
Interest income	(100)	(58)
Interest expense	17,146	10,771
Depreciation and amortization	8,517	9,144
Gain on disposition of properties	(3,397)	(17,406)
Taxes	72	80
EBITDA	15,706	16,809
EBITDA - Joint Ventures:
Equity in net loss of joint venture	(139)	(68)
Interest expense	340	246
Depreciation and amortization	313	299
EBITDA - Joint Ventures	514	477
Total EBITDA	$ 16,220	$ 17,286

	Nine Months Ended September 30,
	2006	2005

Net income available to common shareholders	$ 9,883	$ 5,674
Equity in net loss of joint venture	387	567
Preferred share dividends	3,785	3,868
Original issuance costs related to redemption of preferred shares	-	2,163
Interest income	(595)	(244)
Interest expense	44,491	31,132
Depreciation and amortization	26,017	27,588
Gain on disposition of properties	(38,120)	(21,437)
Taxes	226	220
EBITDA	46,074	49,531
EBITDA - Joint Ventures:
Equity in net loss of joint venture	(387)	(567)
Interest expense	970	838
Depreciation and amortization	923	913
EBITDA - Joint Ventures	1,506	1,184
Total EBITDA	$ 47,580	$ 50,715

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company evaluates the performance of its reportable segments based on NOI. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service companies at the property and management service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue. The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance. Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net (loss) income.

	Three Months Ended September 30,
	2006	2005

Property NOI	$ 18,563	$ 17,149
Management and service operations NOI	(330)	(160)
Depreciation and amortization	(8,233)	(8,208)
General and administrative expense	(2,679)	(1,994)
Interest income	96	56
Interest expense	(17,383)	(10,754)
Equity in net loss of joint ventures	(139)	(68)
Minority interest in operating partnership	(15)	(16)
Income from discontinued operations	3,449	18,205
Consolidated net (loss) income	$ (6,671)	$ 14,210

	Nine Months Ended September 30,
	2006	2005

Property NOI	$ 53,835	$ 50,518
Management and service operations NOI	(949)	(792)
Depreciation and amortization	(24,821)	(24,274)
General and administrative expense	(7,672)	(6,135)
Interest income	586	239
Interest expense	(45,205)	(31,217)
Equity in net loss of joint ventures	(387)	(567)
Minority interest in operating partnership	(47)	(48)
Income from discontinued operations	38,328	23,981
Consolidated net income	$ 13,668	$ 11,705

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

"Same Community" Market-Rate Properties

"Same Community" Market-Rate Properties are conventional multifamily residential apartments, which have reached stabilization and were owned and operational for the entire periods presented. The Company considers a property stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.